POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 26, 2016 OF:

PowerShares S&P 500 BuyWrite Portfolio

Effective immediately, David Hemming is a Portfolio Manager of the Fund. Accordingly, on page 3, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

David Hemming	Vice President and Senior Portfolio Manager of the Adviser, Commodities and Alternatives	September 2016

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	October 2013

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

Richard Ose	Vice President and Portfolio Manager of the Adviser	October 2013

Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015”

Please Retain This Supplement for Future Reference.

P-PBP-SUMPRO-1-SUP-1 092116